Exhibit 10.1
AMENDMENT NO. 2 TO
CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of July 24, 2023 (this “Amendment”), among Analog Devices, Inc., as Borrower, each Lender party hereto, and Bank of America, N.A., as Administrative Agent for the Lenders, to the Credit Agreement, dated as of June 23, 2021 (as amended by that certain Amendment No. 1, dated as of December 20, 2022 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among, inter alios, the Borrower, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement after giving effect to this Amendment.
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein;
WHEREAS, the Administrative Agent, the Lenders party hereto, which collectively constitute the Required Lenders, and the Borrower are willing to enter into this Amendment upon the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments to Credit Agreement.
Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date (as defined below), Section 6.01(c) of the Credit Agreement shall be amended and restated in its entirety as follows:
“(c) as soon as available and in any event within (x) with respect to the calendar year of the Company ending December 31, 2021, 150 days and (y) with respect to each subsequent calendar year of the Company, 210 days, in each case, following the end of such calendar year of the Company (commencing with the calendar year ending December 31, 2021), a Pricing Certificate for the most recently-ended Annual Period for each KPI Metric; provided, that, in any fiscal year the Company may elect not to deliver a Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Pricing Certificate by the end of such 150-day or 210-day, as applicable, period shall result in the Sustainability Fee Adjustment and the Sustainability Margin Adjustment being applied subject to the terms and conditions set forth in Section 2.19). Failure of the Company to deliver a Pricing Certificate shall be deemed an election of the Company to not deliver a Pricing Certificate for such period.”
Section 2.Conditions to Effectiveness.
The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date of satisfaction of such effectiveness, the “Amendment Effective Date”):
(a)Counterparts of Amendment. The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) the Administrative Agent and (iii) Lenders that collectively constitute the Required Lenders as set forth on the signature pages attached hereto counterparts of this Amendment signed on behalf of such parties.
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(b)Fees and Expenses. All fees and expenses required to be paid or reimbursed by the Borrower hereunder, under the Credit Agreement or any separate letter agreements to which the Borrower is a party shall have been paid.
Section 3.Representations and Warranties.
The Borrower represents and warrants to the Lenders as follows:
(a)The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action.
(b)The Borrower has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment. This Amendment constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(c)Immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement, shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or Material Adverse Effect shall be true and correct in all respects as so qualified) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement.
(d)At the time of, immediately before and immediately after giving effect to this Amendment, no Default or Event of Default exists.
Section 4.Counterparts.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or PDF (or similar file) by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
Section 5.Applicable Law, Service of Process.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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Section 6.Headings.
Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.
Section 7.Effect of Amendment.
This Amendment shall be deemed a “Loan Document” for purposes of the Credit Agreement. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement and all other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
Section 8.Acknowledgement and Reaffirmation of Borrower.
The Borrower hereby ratifies and confirms its obligations under the Loan Documents to which it is a party, including after giving effect to the amendments and transactions contemplated by this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ANALOG DEVICES, INC.

/s/ Rebecca Diaz
Name: Rebecca Diaz
Title: Treasurer

[Signature page to Amendment No. 2]

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ David J. Smith
Name: David J. Smith
Title: Vice President

[Signature page to Amendment No. 2]

BANK OF AMERICA, N.A.
as Lender

By:	/s/ Kurt Fuess
Name: Kurt Fuess
Title: Vice President

[Signature page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Abhishek Joshi
Name: Abhishek Joshi
Title: Vice President
[Signature page to Amendment No. 2]

MORGAN STANLEY BANK, N.A.
as Lender

By:	/s/ Phillip Magdaleno
Name: Phillip Magdaleno
Title: Authorized Signatory

[Signature page to Amendment No. 2]

Citibank, N.A.
as Lender

By:	/s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

[Signature page to Amendment No. 2]

BARCLAYS BANK PLC,
as Lender

By:	/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

[Signature page to Amendment No. 2]

BMO Harris Bank, N.A., as Lender

By:	/s/ Joan Murphy
Name: Joan Murphy
Title: Managing Director

[Signature page to Amendment No. 2]

BNP PARIBAS,
as Lender

By:	/s/ Eve Ravelojaona
Name: Eve Ravelojaona
Title: Director

By:	/s/ Maria Mulic
Name: Maria Mulic
Title: Managing Director

[Signature page to Amendment No. 2]

Credit Suisse AG, New York Branch
as Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

[Signature page to Amendment No. 2]

HSBC Bank USA, National Association
as Lender

By:	/s/ Andrew Everett
Name: Andrew Everett
Title: Senior Vice President

[Signature page to Amendment No. 2]

Mizuho Bank, Ltd.
as Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[Signature page to Amendment No. 2]

MUFG Bank, Ltd.,
as Lender

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature page to Amendment No. 2]

PNC Bank, N.A.
as Lender

By:	/s/ Tyler Murphy
Name: Tyler Murphy
Title: Assistant Vice President

[Signature page to Amendment No. 2]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Irlen Mak
Name: Irlen Mak
Title: Director
[Signature page to Amendment No. 2]

TD Bank, N.A.
as Lender

By:	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Authorized Signatory

[Signature page to Amendment No. 2]

Wells Fargo Bank, NA
as Lender

By:	/s/ Gambo Audu
Name: Gambo Audu
Title: Vice President
[Signature page to Amendment No. 2]